HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                           HV-6775 - PremierSolutions Cornerstone (Series II)

333-72042                           HV-6779 - PremierSolutions Standard (Series A-II)

333-151805                   HV-6777 – Hartford 403(b) Cornerstone Innovations

333-151805                   HV-6778 – Premier InnovationsSM (Series II)

Supplement dated February 17, 2017 to your Prospectus

SUB-ADVISER CHANGE

JANUS BALANCED FUND – CLASS S

JANUS ENTERPRISE FUND – CLASS S

JANUS FORTY FUND – CLASS S

JANUS OVERSEAS FUND – CLASS S

PERKINS MID CAP VALUE FUND – CLASS S

On October 3, 2016, Janus Capital Group Inc. (“Janus”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Agreement”) relating to the business combination of Henderson and Janus (the “Merger”).  Pursuant to the Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into Janus, with Janus as the surviving corporation and a direct wholly-owned subsidiary of Henderson.  The Merger is expected to close in the second quarter of 2017, subject to the requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an assignment (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Funds and Janus Capital.  In addition, the consummation of the Merger will be deemed to be an assignment of the sub-advisory agreement between Janus Capital and Perkins Investment Management LLC (“Perkins”), the sub-advisor to the Perkins Mid Cap Value Fund.  As a result, the consummation of the Merger will cause such advisory and sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Funds (the “Board”) approved, subject to shareholder approval, a new investment advisory agreement between each Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to each Fund following the closing of the Merger. Also on December 8, 2016, the Board approved an interim sub-advisory agreement between Janus Capital and Perkins regarding the Perkins Mid Cap Value Fund. Each new investment advisory agreement and the sub-advisory agreement with Perkins will have substantially similar terms as the corresponding current investment advisory agreements and sub-advisory agreement, respectively.

The shareholder meeting is expected to be held on or about April 6, 2017.

In addition, each Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Effective, upon consummation of the Merger each Fund will be re-named, as follows:

Current Name	New Name

Janus Balanced Fund – Class S	Janus Henderson Balanced Fund – Class S
Janus Enterprise Fund – Class S	Janus Henderson Enterprise Fund – Class S
Janus Forty Fund – Class S	Janus Henderson Forty Fund – Class S
Janus Overseas Fund – Class S	Janus Henderson Overseas Fund – Class S
Perkins Mid Cap Value Fund – Class S	Janus Henderson Mid Cap Value Fund – Class S

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.